METROPOLITAN SERIES FUND, INC.

Supplement Dated November 22, 2010

to the

Summary Prospectus and Prospectus Dated May 1, 2010

METLIFE AGGRESSIVE ALLOCATION PORTFOLIO

On November 17, 2010, the Board of Directors of the Metropolitan Series Fund, Inc. (the “Fund”) approved a proposal to reorganize the MetLife Aggressive Allocation Portfolio (“Allocation Portfolio”), a series of the Fund into the MetLife Aggressive Strategy Portfolio (“Strategy Portfolio”), a series of Met Investors Series Trust. The reorganization is subject to, among other conditions, approval by shareholders of the Allocation Portfolio. If the shareholders of the Allocation Portfolio approve the proposal, the Allocation Portfolio will transfer all of its assets and liabilities to the Strategy Portfolio in exchange for shares of the Strategy Portfolio and the Allocation Portfolio shareholders will receive shares of Strategy Portfolio in exchange for their Allocation Portfolio shares. If approved, the reorganization is proposed to take place on or about May 2, 2011.